UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 6, 2010

Tutor Perini Corporation
(Exact name of registrant as specified in its charter)
____________________

Massachusetts (State or other jurisdiction of incorporation or organization)	1-6314 (Commission file number)	04-1717070 (I.R.S. Employer Identification No.)

15901 Olden Street, Sylmar, California  91342-1093
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:   (818) 362-8391

None
 (Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On October 6, 2010, Tutor Perini Corporation announced that it intends to offer up to $300 million of senior unsecured notes.  A copy of the press release is being furnished as Exhibit 99.1 hereto.

Item 9.01            Financial Statements and Exhibits

(d)	Exhibits

99.1 Press release dated October 6, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2010	Tutor Perini Corporation By: /s/Kenneth R. Burk
Kenneth R. Burk Executive Vice President and Chief Financial Officer